Subsequent Events (Details) € in Thousands	12 Months Ended
Dec. 31, 2017 EUR (€)
January 22, 2018 [Member]
Subsequent Events (Textual)
Upfront fee payable	€ 200,000
Description of execution	The LOI continues in effect until the earlier of: (1) the end of the one month period following the execution of the LOI or (2) the execution of the master service agreement, unless extended.
March 15, 2018 [Member]
Subsequent Events (Textual)
Description of master service agreement	The first work order which governs the conduct of the Company's clinical trial in Europe is scheduled for a total period of 32.5 months. The Company has a right to terminate the master service agreement or the work order by giving a 45 days' notice or in the event of a material breach.